SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934


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The Dewey Electronics Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE DEWEY ELECTRONICS CORPORATION




NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of THE DEWEY ELECTRONICS CORPORATION (the "Corporation") will be held at the office of the Corporation at 27 Muller Road, Oakland, New Jersey, on Wednesday, December 9, 2009 at 10 a.m. (Eastern Standard Time) for the purposes of

(1) electing five directors to serve until the next annual meeting of stockholders and until their successors shall be elected and shall qualify;

(2) transacting such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on October 23, 2009 as the record date for determination of stockholders entitled to notice ofand to vote at the meeting.

If you will be unable to attend the meeting, you are respectfully requested to sign and return the accompanying proxy in the enclosed envelope.



By Order of the Board of Directors



JOHN H.D. DEWEY

Secretary




November 2, 2009














THE DEWEY ELECTRONICS CORPORATION
_______________________________________

PROXY STATEMENT

This proxy statement is furnished to the stockholders of The Dewey Electronics Corporation (hereinafter referred to as the "Corporation") in connection with the solicitation of proxies for the annual meeting of stockholders to be held on December 9, 2009. The mailing address of the Corporation's executive offices is 27 Muller Road, Oakland, New Jersey 07436, and its telephone number is (201) 337-4700. The Corporation plans to commencethe mailing of this proxy statement to stockholders on or about November 2,2009.

The enclosed proxy is solicited by the management of the Corporation. A person giving the proxy has the power to revoke it at any time before its exercise by notice to such effect delivered to the Secretary of the Corporation.

The Corporation will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. In addition to the use of the mails, proxies may be solicited by personal interviews, by telephone or by electronic means. No additional compensation will be paid to the Corporation's directors, officers or other employees for such services.

It is important that your shares are represented at the meeting.

Whether or not you expect to attend the meeting, please be sure that the enclosed proxy card is properly completed, dated, signed and returned without delay in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy at any time prior to the time it is voted.


VOTING SECURITIES OUTSTANDING; VOTES REQUIRED

Shares of Common Stock, 1,362,031 of which were outstanding as of the close of business on September 30, 2009, are the only voting securities of the Corporation and are entitled to one vote per share. Only holders of Common Stock of record at the close of business on October 23, 2009, will be Entitled to vote at the annual meeting of stockholders.

A plurality of the votes cast by the stockholders entitled to vote at the annual meeting is required to elect the director nominees, and a majority of the votes cast by the stockholders entitled to vote at the annual meeting is required to take any other action. Votes withheld, and abstentions and broker non-votes, will not have the effect of votes cast either in favor of or in opposition to a nominee or any other business properly brought before the annual meeting but will be treated as present for quorum purposes.


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 9, 2009

The Corporation's proxy statement and Annual Report for the year ended June 30, 2009 are available at http://www.cfpproxy.com/2919.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of the Corporation's Common Stock, as of September 30, 2009 (except as otherwise noted), by: (i) each person who is known by the Corporation to own beneficially more than five percent of the Corporation's Common Stock,
(ii) each of the Corporation's directors and nominees for director,
(iii) each of the Corporation's executive officers for whom information is provided in the "Summary Compensation Table" below, and (iv) all executive officers and directors as a group.  The information presented in the table is based upon certain filings with the Securities and
Exchange Commission by such persons, as indicated in the notes to the table below, or upon information otherwise provided by such persons to the Corporation. According to such filings or other information, such persons have sole voting and investment power with respect to shares reported as beneficially owned (except as indicated in the notes to the table below).

The address of each person who is a director or officer of the Corporation is 27 Muller Road, Oakland, New Jersey 07436.


Name of Beneficial Owner        Number of Shares                % of the
                                Beneficially Owned              Common Stock

John H.D. Dewey                 452,272  (1) (3)                  32.92%

Frederick R. Dewey
2835 Second St., Santa
Monica, CA 90405                259,905  (2) (3)                  19.08%

Hummingbird Management, LLC
145 East 57th St., NY, NY
10022                           220,546  (4)                      16.19%

LTG. James M. Link (USA
Retired)                          1,000                               *

Nathaniel Roberts                10,998                               *

John B. Rhodes                        0                              --

Ronald Tassello                       0                              --

Edward L. Proskey                15,010  (5)                       1.10%

Stephen P. Krill                      0  (6)                         --

Dana P. Hollis                        0  (7)                         --

All Directors and Executive
Officers
as a Group  (8 persons)          479,280  (8)                   34.75%

* Less than 1%.

(1)  Consists of (i) 150,059 shares of Common Stock owned directly by John H.
 D. Dewey ("JHDD"), (ii) 12,000 shares of Common Stock issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2009, (iii) 97,258 shares of Common Stock owned directly by a trust for the benefit of JHDD's sister, of which JHDD is the sole trustee,
(iv) 20,000 shares of Common Stock held in a custodial account for JHDD's son who is a minor and (v) 172,955 shares of Common Stock held by the Estate of Frances D. Dewey (the "Estate Shares"). The table does not include 800 shares issuable under stock options which become exercisable on December
3, 2009.

(2) Based on Amendment #1 to Schedule 13G filed with the Securities and Exchange Commission on September 4, 2009 by Frederick R. Dewey ("FRD"). Consists of (i) 86,950 shares of Common Stock owned directly by FRD and (ii) the Estate Shares.

(3) On August 19, 2009, JHDD and his brother, FRD, were appointed executors of the Estate of Frances D. Dewey by the Surrogate's Court of New York County. In such capacity, they share beneficial ownership of the Estate Shares.

(4) Based on a Form 3 filed with the Securities and Exchange Commission on July 7, 2009 by Paul D. Sonkin, The Hummingbird Value Fund, L.P., The Tarsier Nanocap Value Fund, LP, Hummingbird Capital, LLC, and Hummingbird Management, LLC (the "Reporting Persons"). The Form 3 provides that (a) 129,763 shares are owned directly by The Hummingbird Value Fund, L.P.
and (b) 90,783 shares are owned directly by The Tarsier Nanocap Value Fund, LP. According to the Form 3, (a) Paul D. Sonkin is the Managing Member of (i) Hummingbird Capital, LLC, which is the general partner of The Hummingbird Value Fund, L.P. and The Tarsier Nanocap Value Fund, LP, and (ii) Hummingbird Management, LLC, which is the investment manager to The Hummingbird Value Fund, L.P. and The Tarsier Nanocap Value Fund, LP, and (b) the Reporting Persons are members of a group for purposes of
Section 13(d) of the Securities Exchange Act of 1934.

(5) Includes 5,000 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2009. The table does not include 800 shares issuable under stock options which become exercisable on December 3, 2009.

(6) The table does not include 800 shares issuable under stock options which become exercisable on December 3, 2009.

(7) The table does not include 800 shares issuable under stock options which become exercisable on December 3, 2009.

(8) Includes 17,000 shares issuable upon exercise of stock options which are exercisable as of or within 60 days after September 30, 2009. The table does not include 3,200 shares issuable under stock options which become exercisable on December 3, 2009.

ELECTION OF DIRECTORS

At the annual meeting of stockholders, five directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualify. The shares represented by the accompanying proxy will be voted for the re-election of John H.D. Dewey, LTG James M. Link (USA Ret), Nathaniel Roberts, John B. Rhodes, and Ronald Tassello, unless a contrary specification is made. If any such nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the accompanying proxy may be voted for such other person as may be determined by the holders of such proxies, or the Board of Directors may elect to reduce the number of directors. Following the death of Frances D. Dewey on July 25, 2009, the Board of Directors reduced the number of directors to five.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ELECTION OF THE ABOVE NOMINEES AS DIRECTORS.

Information Concerning Directors and Nominees

The following table sets forth the name of each nominee for election to the Board of Directors, his or her age, principal occupation during the past five years and the name and principal business of any corporation or organization in which such occupation is or was carried on, and the period during which he has served as director.





Name                  Age      Principal Occupation               Director
                               During Past Five Years             Since
                               Other Directorships and
                               Positions With Corporation

John H.D. Dewey       44       President, Chief Executive         1999
                               Officer and Secretary
                               of the Corporation (Secretary
                               since September 23, 2009;
                               President and Chief Executive
                               Officer since December 4, 2002;
                               Acting Chief Executive Officer
                               from June 14, 2002 until
                               December 4, 2002)

LTG James M. Link
(USA Retired)         67       Retired since January 31, 2008     2001

                               Special Advisor,
                               Teledyne Technologies Inc.
                               (until January 31, 2008)
                               President and Director
                               (retired August 1, 2007)
                               Teledyne Brown Engineering
                               Systems Engineering

                               Director, Superior Bank

Nathaniel Roberts     42       President                         1999
                               Managed Citrus, Inc.
                               Citrus Growers

John B. Rhodes        53       Senior Advisor                    2005
                              (since April 2007)
                              Good Energies, Inc.
                              Renewable Energy Investments

                              Not-For-Profit Management
                             (Education and Healthcare)

                              Trustee
                              NY Institute for Special Education
                              ("NYISE")
                              Chairman
                              Cornerstone
                              (joint initiative of NYISE and
                              University of Penn.
                              (Graduate School of Education))
                              Trustee (since 2003)
                              Hospital for Joint Diseases,
                                New York City
                              Consultant (since 2003)
                              SPARC
                             (Sickness Prevention Achieved
                                Through Regional Cooperation)

Ronald Tassello, CPA   52     Chief Financial Officer            2006
                              Wolfson Casing Corporation
                              (since December 2007)
                              Producers of Sausage Casings

                              Chief Financial Officer
                              (until December 2007)
                              HYTORC (division of UNEX Corporation)
                              Industrial Bolting Tools and Technology

                              Chief Financial Officer
                              (from 1996 to July 2006)
                              Alcan Baltek Corporation
                              Producer of Balsa-based Products


During the Corporation's last fiscal year ended June 30, 2009, the Board of Directors held seven meetings (including telephonic meetings).

SEC rules require that the Corporation disclose whether members of the Board of Directors are "independent", as that term is defined in stock exchange ules. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, LTG James M. Link, Nathaniel Roberts, John B. Rhodes and Ronald Tassello would be "independent" directors for these purposes and John H.D. Dewey (and Frances D. Dewey, who served on the Board of Directors prior to her death on July 25, 2009) would not be an "independent" director for these purposes. The Board of Directors has the following committees: (1) Audit Committee, (2) Executive Compensation Committee, (3) Stock Option Committee and (4) Business Development Committee. The Board does not have a nominating committee.

The Audit Committee is composed of Ronald Tassello (Chairman), John Rhodes and James M. Link. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, all of the members of the Audit Committee would be "independent" directors for these purposes. The Committee held four meetings during the last fiscal year. For additional information regarding the Audit Committee, see "Independent Public Accountants" below.

The Executive Compensation Committee is composed of Messrs. Roberts, Link and Tassello. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, all of the members of the Executive Compensation Committee would be "independent" directors for these purposes. The Committee held one meeting during the last fiscal year. The Committee assists the Board in meeting its responsibilities with regard to oversight and determination of executive compensation. It reviews and makes recommendations to the Board with respect to major compensation plans, policies and programs for the Corporation. The CEO meets with, and discusses executive performance with, the Committee. The Committee evaluates this information and takes it into account in making recommendations to the entire Board for approval. The Committee did not retain advisors in the last fiscal year. It does not have a charter.

The Stock Option Committee is composed of Messrs. Rhodes and Roberts. The Committee held one meeting during the last fiscal year. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, all of the members of the Stock Option Committee would be "independent" directors for these purposes. The Committee administers the 1998 Stock Option Plan of the Corporation.
The Committee did not retain advisors in the last fiscal year. It does not have a charter.

The Business Development Committee is composed of John H.D. Dewey and General Link. The Committee assists in the identification and pursuit of potential business opportunities for the Corporation.

During the fiscal year ended June 30, 2009, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (2)the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

Director Compensation

The following table sets forth the compensation paid to each non-employee director of the Corporation for the fiscal year ended June 30, 2009:

Name of Director     Fees Earned or Paid in Cash       Total

Frances D. Dewey (1)              $33,000              $33,000
James M. Link                     $29,600              $29,600
Nathaniel A. Roberts               $5,600               $5,600
John B. Rhodes                     $4,800               $4,800
Ronald Tassello                    $5,200               $5,200

(1)  Mrs. Dewey died on July 25, 2009.

The Corporation's current policy regarding standard compensation of directors is to pay $4,000 per annum plus $400 for each meeting attended in person. For the fiscal year ended June 30, 2009, no payments for services as a director or committee member were made to John H.D. Dewey (who received compensation as an officer of the Corporation). For the fiscal year ended June 30, 2009, annual compensation of $33,000 was paid to Frances D. Dewey as Chairperson of the Board, in lieu of the standard directors fees described above. In addition to the standard directors fees, James M. Link was paid $24,000 for serving on the Business Development Committee. In December 2001, stockholders approved a Stock Option Plan for Non-Employee Directors under which options exercisable for a total of 50,000 shares of Common Stock may be granted. To date, no options have been granted under this plan, which is administered by the Board.

Executive Officers

In addition to John H. D. Dewey (see "Information Concerning Directors and Nominees" above), the Corporation's executive officers are:

Edward L. Proskey, age 53, who was elected Vice President, Operations of the Corporation in June 1994. He became Senior Vice President, Operations in June 2003 and Senior Vice President in August 2008.

Dana P. Hollis, age 58, who was elected as Vice President, Business Development/Program Management in January 2007. Previously, from May 1985 to 2006, Mr. Hollis was employed by Smiths Aerospace, LLC, a systems and avionics manufacturer, in various positions, including Senior Project Engineering Manager and Senior Program Manager; and previous to that he was the Senior Project Engineer - Engine Controls and Accessories at United Technologies from October 1979 to April 1985.

Stephen P. Krill, age 57, who became an employee of the Corporation in September 2005 and was elected Treasurer in December 2005. Previously, from January 16, 2005, Mr. Krill provided financial consulting services to the Corporation as an employee of Resources Global Professionals, a temporary financial staffing company; from 2001 to 2005 he was an associate with Robert Half, Inc., also a temporary financial staffing company; and previous to that he spent 15 years at Southco Inc., a manufacturer of access hardware, as a Controller and Corporate Financial Consultant.

Summary Compensation Table

The following table sets forth the aggregate compensation paid by the Corporation during the Corporation's last two fiscal years to (1) the chief executive officer of the Corporation and (2) the three most highly compensated executive officers of the Corporation other than the chief executive officer.

Name and             Fiscal Year     Salary     Bonus    Option      Total
Principal Position   ended June 30   ($)        ($)      Awards      ($)
                                                        ($)(1)(2)
John H.D. Dewey,
President/CEO,
  Secretary          2009            153,156    5,000     476        158,632
                     2008            140,337       --      --        140,337

Edward L. Proskey    2009            122,081    3,000     956        126,037
Senior V.P.          2008            113,837    7,000      --        120,837

Stephen P. Krill
Treasurer            2009            127,140    2,000     956        130,096
                                     124,800       --      --        124,800

Dana P. Hollis,      2009            126,346   30,000     956        157,302
V.P., Business       2008            119,616   12,500      --        132,116
Development/
Program Management


(1) Reflects the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended June 30, 2009 in accordance with FAS 123(R) of options granted pursuant to the Corporation's 1998 Stock Option Plan on December 3, 2008. See "Outstanding Equity Awards at 2009 Fiscal Year-End" below. Assumptions used in the calculation of such amounts are included in Note 5 to the Corporation's audited financial statements for the fiscal year ended June 30, 2009 included in the Corporation's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2009, but disregarding the estimate of forfeitures.

(2) During the fiscal year ended June 30, 2009, each named executive officer was granted an option to purchase 800 shares of Common Stock. The exercise price and expiration date of these options is shown in the following table for the options granted December 3, 2008.

Stock Options

None of the executive officers of the Corporation for whom information is provided in the "Summary Compensation Table" above exercised any stock options during the Corporation's last fiscal year (ended June 30, 2009). The following table sets forth, for each such executive officer, the total number of securities underlying unexercised options as of the end of the Corporation's last fiscal year (June 30, 2009).








Outstanding Equity Awards at 2009 Fiscal Year-End


Name of        Option  Number of    Number of      Option    Option
Executive      Grant   Securities   Securities     Exercise  Expiration
               Date    Underlying   Underlying     Price ($) Date
                       Unexercised  Unexercised
                       Options (#)  Options (#)
                       Exercisable  Unexercisable
                                        (1)

John H.D.
Dewey       12/11/02   12,000               0      3.93      12/10/2012
            12/3/08         0             800      1.76      12/2/2013
Edward L.
Proskey     9/13/00     2,000               0      1.625     9/12/2010
            12/11/02    3,000               0      3.93      12/10/2012
            12/3/08         0             800      1.60      12/2/2018

Dana P.
Hollis      12/3/08         0             800      1.60      12/2/2018

Stephen P.
Krill       12/3/08         0             800      1.60      12/2/2018

(1) All of these options will vest and become exercisable on December 3, 2009.

Retirement Benefits

The Corporation has a non-contributory pension plan for all active employees, under which, in general, employees can receive an amount per month equal to 0.8% multiplied by their years of service (up to a maximum of 35 years of service) multiplied by their average monthly earnings (based on earnings during the five years preceding retirement), up to a specified maximum of $850 per month for life assuming normal retirement at age 65.
Upon the employee's death, 50% of the monthly benefit is payable to the employee's spouse for life.

Insurance Arrangements

The Corporation has insurance coverage under which its directors and officers (as well as the Corporation) are indemnified under certain circumstances with respect to litigation and other costs and liabilities arising out of actual or alleged misconduct of such directors and officers. The Corporation pays all premiums to the insurer, the Federal Insurance Company of the Chubb Group of Insurance Companies.

Section 16(a) Beneficial Ownership Reporting Compliance

For the fiscal year ended June 30, 2009, based solely on a review of copies of reports furnished to the Corporation or written representations that no other reports were required, the Corporation believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers, directors and 10% shareholders were complied with, except that each of Messrs. Dewey, Proskey, Hollis and Krill filed one late Form 4 reporting the grant of their stock options. With respect to Hummingbird Management, LLC (and certain related parties) referred to in footnote (4) to the table under "Security Ownership of Certain Beneficial Owners and Management", a Form 3 reporting beneficial ownership of more than 10% of the outstanding shares of common stock was filed after the end of the fiscal year ended June 30, 2009.

Certain Corporate Governance Matters

Code of Business Conduct and Ethics. The Corporation has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees. The code is available at the Corporation's website at www.deweyelectronics.com. Any substantive amendments to the code and any grant of a waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed in a report on Form 8-K.

Stockholder Communications with the Board of Directors. The Corporation's Board of Directors has adopted the following policy by which stockholders may communicate with the Board or with individual directors or Board committees. The communication should be in writing, addressed to the Board or applicable committee or directors, c/o Corporate Secretary, The Dewey Electronics Corporation, at the Corporation's executive offices. The Corporate Secretary will review all such correspondence received and will periodically, at least quarterly, forward to the applicable directors a summary of all such correspondence together with copies of correspondence that the Corporate Secretary believes should be seen in its entirety. Correspondence or summaries will be forwarded to the applicable directors on an expedited basis where the Corporate Secretary deems it appropriate. Communications raising concerns related to the Corporation's accounting, internal controls, or auditing matters will be immediately brought to the attention of the Audit Committee.

Directors may at any time review a log of correspondence received by the Corporation that is addressed to the director (or to the full Board or a Board committee on which he serves) and may request copies of any such correspondence.

The Corporation believes that it is important for directors to directly hear concerns expressed by stockholders. Accordingly, it is the Corporation's policy that Board members are expected to attend the Annual Meeting of Stockholders absent a compelling commitment that prevents such attendance. All current members of the Board attended the December 2008 Annual Meeting.

Director Nominations. The candidates for election as directors at the annual meeting have been nominated by the Board. The Corporation does not have a nominating committee; the Board believes that it is desirable for such decisions to be made by the entire Board.

In evaluating director candidates for purposes of recommending director candidates to the Board, the Board will consider the following factors: the candidate's moral character and personal integrity; whether the candidate has expertise and experience relevant to the Corporation's business; whether the candidate's expertise and experience complements the expertise and experience of the other directors; whether the candidate would be independent of any particular constituency and able to represent the interests of all stockholders of the Corporation; the congeniality of the candidate with the other directors; whether the candidate would have sufficient time available to devote to Board activities; and any other factors deemed relevant by the Board.

The Board will consider director candidates recommended by stockholders of the Corporation. Stockholders may recommend an individual for consideration by submitting to the Board the name of the individual, his or her background (including education and employment history), a statement of the particular skills and expertise that the candidate would bring to the Board, the name, address and number of shares of the Corporation beneficially owned by the stockholder submitting the recommendation, any relationship or interest between such stockholder and the proposed candidate, and any additional information that would be required under applicable SEC rules to be included in the Corporation's proxy statement if such proposed candidate were to be nominated as a director.

Such submissions should be addressed to the Board of Directors c/o Corporate Secretary, at the Corporation's executive offices. In order for a candidate to be considered for any annual meeting, the submission must be received by the Corporation no later than the May 15 preceding such annual meeting. The Corporation anticipates that its next annual meeting will be held in December 2010 (the month when it typically holds its annual meetings).

The Board will evaluate the biographical information and background material relating to each potential candidate and may seek additional information from the submitting stockholder, the potential candidate, and/or other sources. The Board may hold interviews with selected candidates. Individuals recommended by stockholders will be considered under the same factors as individuals recommended by other sources.

"Audit Committee Financial Expert." The Board of Directors has determined that Mr. Ronald Tassello, a member of the Audit Committee, is the Corporation's "audit committee financial expert" as that term is defined by SEC rules. Although the Corporation's shares do not trade on Nasdaq, if the Nasdaq definition of "independence" were to apply, Mr. Tassello would be an "independent" director for these purposes.


INDEPENDENT PUBLIC ACCOUNTANTS

The independent registered public accounting firm selected by the Board of Directors for the Corporation's current fiscal year is Amper, Politziner & Mattia, P.C. ("AP&M"). It is expected that a representative of AP&M will be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Audit Fees. The aggregate fees billed for audit services rendered by AP&M for the fiscal years ended June 30, 2009 and June 30, 2008 were $116,500 and $123,001, respectively. These services consisted of reviews of the Corporation's quarterly financial statements and the audit of the Corporation's annual financial statements.

Tax Fees; Audit-Related Fees; All Other Fees. In the fiscal years ended June 30, 2009 and June 30, 2008, there were no other fees billed by AP&M for professional services rendered to the Corporation.

Report of Audit Committee

The Corporation's Audit Committee is responsible primarily to assist the Board of Directors in fulfilling its responsibilities for providing oversight of the Corporation's accounting and financial reporting practices, as more fully described in its written charter approved by the Board of Directors. The Audit Committee charter is available on the Corporation's website, www.deweyelectronics.com. Management is responsible for preparing the Corporation's financial statements and the Corporation's independent registered public accounting firm is responsible for auditing those statements.

In discharging its responsibilities, the Audit Committee (1) reviewed and discussed the audited financial statements of the Corporation at and for the fiscal year ended June 30, 2009 with management, (2) received the written disclosures and the letter from the Corporation's independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and (3) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and the independent registered public accounting firm's independence from the Corporation.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2009, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Ronald Tassello, Chairman
LTG James M. Link (USA Ret)
John B. Rhodes



STOCKHOLDER PROPOSALS

Any proposals of stockholders which are intended to be presented at the Corporation's next annual meeting of stockholders must be received by the Corporation not later than July 3, 2010 in order to be considered for Inclusion in the Corporation's proxy statement and form of proxy relating to such meeting. If a stockholder proposal is received by the Corporation after September 16, 2010, the persons named as proxies in the form of proxy for the Corporation's 2010 Annual Meeting of Stockholders will be entitled to exercise their discretionary voting power with respect to such proposal.

DISCRETIONARY AUTHORITY

While the notice of annual meeting of stockholders calls for transaction of such other business as may come before the meeting, management has no knowledge of any matters to be presented for action by the stockholders other than as set forth above. The accompanying form of proxy gives discretionary authority, however, in the event that any additional matters should be presented.

By Order of the Board of Directors

JOHN H.D. DEWEY
Secretary

November 2, 2009





REVOCABLE PROXY
THE DEWEY ELECTRONICS CORPORATION

__PLEASE MARK VOTES AS IN THIS EXAMPLE

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints JOHN H.D. DEWEY and RONALD TASSELLO, or either of them, with power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of The
Dewey Electronics Corporation to be held on December 9, 2009 at 10:00 A.M. (Eastern Standard Time) at the offices of the Corporation at 27 Muller Road, Oakland, New Jersey, and any adjournments thereof with all power which the undersigned would possess if personally present and to vote all shares of common stock of the Corporation held by the undersigned, which may be entitled to vote at said meeting upon the following matter and upon other matters as may come before the meeting.

1.  ELECTION OF DIRECTORS           FOR      WITHHOLD      FOR ALL EXCEPT
     (except as marked to the contrary below)

John H.D. Dewey, James M. Link, John Rhodes,
Nathaniel Roberts, Ronald Tassello

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:


This proxy, when properly executed, will be voted in the manner directed herein. If no direction is given, this proxy will be voted FOR the election of the nominees listed above.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President, or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this			Date_______________
Proxy in the box below.

_______________________________    _____________________________
Stockholder sign above              Co-holder (if any sign above)